Pacific Global ETF Trust

Pacific GlobalTM Senior Loan ETF

SUMMARY PROSPECTUS

October 28, 2020

Ticker

(FLRT)

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the fund online at www.pacificglobaletfs.com. You can also get this information at no cost by calling (866) 933-2398 or by sending an email request to info@pacificglobaletfs.com. The current prospectus and statement of additional information, dated October 28, 2020, are incorporated by reference into this summary prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically.  If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (866) 933-2398. If you hold your account with a financial intermediary, you will need to contact that intermediary to continue receiving paper copies of shareholder reports.  Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Summary Information — Pacific Global Senior Loan ETF

Investment Objective

Pacific Global Senior Loan ETF (the “Fund”) seeks to provide a high level of current income.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares. These costs are not included in the table and expense example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.68%
Distribution and/or Service (12b-1) Fees	None
Acquired Fund Fees and Expenses (1)	0.01%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.69%

(1) Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses table or in the Example above, may affect the Fund’s performance.

For the fiscal year ended June 30, 2020, the Fund’s portfolio turnover rate was 48% of the average value of the portfolio.

Principal Investment Strategies of the Fund

Pacific Asset Management LLC (the “Sub-Adviser”) seeks to achieve the Fund’s investment objective by selecting a focused portfolio comprised primarily of income-producing senior floating rate loans.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior floating rate loans. The Fund is expected to invest primarily in loans and other securities that are rated below investment grade (i.e., high yield securities, sometimes called “junk bonds” or non-investment grade securities) or, if unrated, of comparable quality as determined by the Sub-Adviser.

Floating rate loans are debt instruments with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates. The Fund invests in U.S. dollar denominated senior floating rate loans of domestic and foreign issuers. Senior floating rate loans are debt instruments that may have a right to payment that is senior to most other debts of borrowers. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions, which may from time to time prepay their loan obligations in response, for example, to changes in interest rates. Senior loans in which the Fund may invest include secured and unsecured loans. Generally, secured floating rate loans are secured by specific assets of the borrower. The Fund is actively managed. In pursuing its investment objective, the Fund seeks to outperform the S&P/LSTA Leveraged Loan 100 Index (the “Benchmark Index”).

The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities including corporate bonds and secured or unsecured second lien floating rate loans. Second lien loans generally are second in line behind senior loans in terms of prepayment priority with respect to pledged collateral and therefore have a lower credit quality as compared to senior loans but may produce a higher yield to compensate for the additional risk.

On a day-to-day basis, the Fund may hold money market instruments, cash, and/or other cash equivalents. The Fund may invest from time to time more heavily in one or more sectors of the economy than other sectors.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher nonpayment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Covenant-Lite Loan Risk. Covenant-lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder the Fund’s ability to reprice credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments is increased, especially during a downturn in the credit cycle. A significant portion of floating rate loans may be “covenant-lite” loans.

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument in which the Fund invests becomes unwilling or unable to make timely principal and/or interest payments or to otherwise meet its obligations. Credit risk is heightened to the extent the Fund invests in non-investment grade securities.

Floating Rate Loan Risk. Floating rate loans (or bank loans) are usually rated below investment grade. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Investments in floating rate loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.

Enhanced Credit Risk. Floating rate loans are also subject to prepayment risk. Borrowers may pay off their loans sooner than expected particularly when interest rates are falling. The Fund investing in such securities will be forced to reinvest this money at lower yields, which can reduce the Fund’s returns.

Foreign Investment Risk. Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High Yield Securities Risk. The Fund’s investments in high yield, high risk or non-investment grade securities (or “junk bonds”) are subject to a greater risk of loss of income and principal than higher grade debt securities. The Fund’s investment in high yield securities also subjects the Fund to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Income Risk. The income from the Fund’s investments may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the Fund’s portfolio current earnings rate.

Interest Rate Risk. Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. Floating or adjustable rate securities (such as most loans) typically have less exposure to interest rate fluctuations than other fixed income securities and their exposure will generally be limited to the period of time until the interest rate on the security is reset.

Issuer Risk. Fund performance depends on the performance of individual securities that the Fund holds. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. In July 2017, the United Kingdom’s Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Liquidity Risk. Liquidity risk exists when particular Fund investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Loan Participation Risk. The Fund may not have a readily available market for loan participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.

Market Risk. Overall market risks may affect the value of the Fund. Factors such as U.S. economic growth and market conditions, interest rate levels and political events affect the securities markets. The prices of securities held by the Fund may decline in response to certain events taking place in the U.S. and around the world, including those directly involving the companies whose securities are owned by the Fund. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. There is a risk that you may lose money by investing in the Fund.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV. Such risks may be heightened during periods of market stress.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Performance

On December 27, 2019, AdvisorShares Pacific Asset Enhanced Floating Rate ETF (the “Predecessor Fund”), then a series of AdvisorShares Trust, was reorganized with and into the Fund. The Fund is a continuation of the Predecessor Fund and has adopted the Predecessor Fund’s performance history. The bar chart and the table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. The table shows how the Fund’s performance compares to the S&P 500 Index, which is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The table also shows how the Fund’s performance compares to the S&P/LSTA U.S. Leveraged Loan 100 Index, which is an index designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2020 was -0.62%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above).

	Return	Quarter/Year

Highest Return	4.44%	1Q/2019

Lowest Return	-3.89%	4Q/2018

Average Annual Total Returns (for the periods ended December 31, 2019)

Pacific Global Senior Loan ETF	1 Year	Since Inception (02/18/2015)
Before Taxes	9.50%	3.41%
Return After Taxes on Distributions	7.58%	1.82%
Return After Taxes on Distributions and Sale of Fund Shares	5.59%	1.89%
S&P 500® Index (1)	31.49%	11.52%
S&P/LSTA U.S. Leveraged Loan 100 Index (1)	10.65%	3.97%

(1) Reflects no deduction for fees, expenses, or taxes.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed other average annual total returns due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period.

Updated performance information will be available at no cost by visiting the Fund’s website at http://www.pacificglobaletfs.com.

Management

Investment Adviser - Pacific Global Advisors LLC (the “Adviser”).

Sub-Adviser - Pacific Asset Management LLC

Portfolio Managers

Bob Boyd, Portfolio Manager and Managing Director of the Sub-Adviser, and Michael Marzouk, CFA, Portfolio Manage and Managing Director of the Sub-Adviser, are the primary persons responsible for the day-to-day management of the Fund.  Messrs. Boyd and Marzouk have been employed by the Sub-Adviser since 2012 and 2007, respectively and have served as the Sub-Adviser’s portfolio manager for the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants (“Authorized Participants”) which have entered into contractual arrangements with Foreside Fund Services, LLC, the Fund’s distributor (“Distributor”). A Creation Unit consists of 50,000 or 100,000 Shares. Creation Unit transactions are typically conducted in exchange for a specified amount of cash totaling the NAV of the Creation Unit(s). These transactions may include brokerage costs and taxes that the Fund would not have incurred if the Fund conducted the transactions for Creation Units on an in-kind basis for securities in the Fund’s portfolio rather than cash. These costs can be imposed on the Fund, thus decreasing the Fund’s NAV if they are not offset by a transaction fee imposed by the Fund on an Authorized Participant. The Fund, in certain circumstances, may permit or require the exchange of Creation Units partially or solely for securities in the Fund’s portfolio.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Company Act file no. 811-23376